AQR FUNDS

(a Delaware Statutory Trust)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Bradley D. Asness, William J. Fenrich and Nicole DonVito, and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission (“SEC”) or any state regulatory agency or authority that are applicable to AQR Funds (“Trust”) and capable of being signed by power of attorney under applicable law, rule and regulation, and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or officer of the Trust, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 14th day of November, 2019.

/s/ Timothy K. Armour
Signature

Timothy K. Armour
Printed Name

AQR FUNDS

(a Delaware Statutory Trust)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Bradley D. Asness, William J. Fenrich and Nicole DonVito, and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission (“SEC”) or any state regulatory agency or authority that are applicable to AQR Funds (“Trust”) and capable of being signed by power of attorney under applicable law, rule and regulation, and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or officer of the Trust, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 14th day of November, 2019.

/s/ L. Joe Moravy
Signature

L. Joe Moravy
Printed Name

AQR FUNDS

(a Delaware Statutory Trust)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Bradley D. Asness, William J. Fenrich and Nicole DonVito, and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission (“SEC”) or any state regulatory agency or authority that are applicable to AQR Funds (“Trust”) and capable of being signed by power of attorney under applicable law, rule and regulation, and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or officer of the Trust, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 14th day of November, 2019.

/s/ William L. Atwell
Signature

William L. Atwell
Printed Name

AQR FUNDS

(a Delaware Statutory Trust)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Bradley D. Asness, William J. Fenrich and Nicole DonVito, and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission (“SEC”) or any state regulatory agency or authority that are applicable to AQR Funds (“Trust”) and capable of being signed by power of attorney under applicable law, rule and regulation, and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or officer of the Trust, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 14th day of November, 2019.

/s/ Gregg D. Behrens
Signature

Gregg D. Behrens
Printed Name

AQR FUNDS

(a Delaware Statutory Trust)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Bradley D. Asness, William J. Fenrich and Nicole DonVito, and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission (“SEC”) or any state regulatory agency or authority that are applicable to AQR Funds (“Trust”) and capable of being signed by power of attorney under applicable law, rule and regulation, and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or officer of the Trust, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 14th day of November, 2019.

/s/ Brian S. Posner
Signature

Brian S. Posner
Printed Name

AQR FUNDS

(a Delaware Statutory Trust)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Bradley D. Asness, William J. Fenrich and Nicole DonVito, and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission (“SEC”) or any state regulatory agency or authority that are applicable to AQR Funds (“Trust”) and capable of being signed by power of attorney under applicable law, rule and regulation, and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or officer of the Trust, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 14th day of November, 2019.

/s/ Mark A. Zurack
Signature

Mark A. Zurack
Printed Name

AQR FUNDS

(a Delaware Statutory Trust)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Bradley D. Asness, William J. Fenrich and Nicole DonVito, and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission (“SEC”) or any state regulatory agency or authority that are applicable to AQR Funds (“Trust”) and capable of being signed by power of attorney under applicable law, rule and regulation, and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or officer of the Trust, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 14th day of November, 2019.

/s/ David Kabiller
Signature

David Kabiller
Printed Name